EXHIBIT 10.2

                                 TERM LOAN NOTE

$10,000,000                                                    February 14, 2001

         FOR VALUE RECEIVED, the undersigned, AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation, AEROCELL STRUCTURES, INC., an Arkansas corporation, AVS/M-2, INC., a Delaware corporation, WHITEHALL CORPORATION, a Delaware corporation, TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation, AVS/M-3, INC., an Arizona corporation, CARIBE AVIATION, INC., a Florida corporation, AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation, AVIATION SALES LEASING COMPANY, a Delaware corporation, and TIMCO ENGINE CENTER, INC., a Delaware corporation (each a "Borrower" and collectively, the "Borrowers"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of BANK OF AMERICA, N.A., a national banking association (the "Lender"), the principal amount of TEN MILLION DOLLARS on August 14, 2002 (the "Maturity Date").

         1. Interest. The Borrowers further, jointly and severally, promise to pay interest on the unpaid principal amount of the indebtedness evidenced hereby from the date advanced until such principal amount is paid in full at a per annum rate of interest equal to The Wall Street Journal LIBOR Rate plus two percent (2%). "The Wall Street Journal LIBOR Rate" is the fluctuating rate of interest equal to the one-month London Interbank Offered Rate as published in the "Money Rates" section of The Wall Street Journal on the immediately preceding Business Day (as hereinafter defined), as adjusted from time to time in the Lender's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs. Interest will accrue on any non-Business Day at the rate in effect on the immediately preceding Business Day. Accrued interest shall be payable, in arrears, on the first day of each calendar month (for the immediately preceding calendar month) commencing on the first such day following the date hereof and, if not theretofore paid in full, on the Maturity Date. Notwithstanding the foregoing, effective immediately upon the occurrence of an Event of Default (as such term is defined below), and for as long thereafter as such Event of Default shall be continuing unwaived, the principal balance outstanding hereunder, shall bear interest at eighteen percent (18%) per annum. Interest at the rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder). Notwithstanding any provision of this Note, the Lender does not intend to charge and the Borrowers shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by applicable law. The Borrowers, jointly and severally, agree that during the full term hereof, the maximum lawful interest rate for this Note as determined under Texas law shall be the indicated rate ceiling as specified in Article 5069-1.04 of Vernon's Annotated Texas Statutes. Further, to the extent that any other lawful rate ceiling exceeds the rate ceiling so determined then the higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of the Lender.

         2. Use of Proceeds. The Borrowers further, jointly and severally, agree and covenant that proceeds of the loan advanced under this Note shall be used
(i) first, to make dividends and


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distributions to Aviation Sales Company to enable it to pay accrued interest due under the Indenture (as hereinafter defined), and (ii) second, for working capital and general business purposes.

         3. Payments. All payments of principal and interest in respect of this Note shall be made to the Lender in lawful money of the United States of America in same day funds on the date due at the Lender's office designated below. Funds received by the Lender as aforesaid no later than 4:00 p.m. (Houston time) on any given Business Day shall be credited against payment to be made that day and funds received by the Lender after that time shall be deemed to have been paid on the next succeeding Business Day. "Business Day" shall mean a day in the applicable local time which is not a Saturday or Sunday or a legal holiday and on which banks are not required or permitted by law or other governmental action to close in Houston, Texas. All payments made on account of principal hereof and interest thereon shall be recorded by the Lender on its books and records. The Borrowers have elected to authorize the Lender to effect payment of sums due under this Note by means of debiting the Borrowers' account number 3661094818 at Bank of America, N.A.. The Lender will endeavor to advise the Borrower of the amount of each debit at least two Business Days prior thereto by written or oral notice (but the failure of the Borrower to receive any such notice shall not negate the Lender's right to debit such account.) This authorization shall not affect the obligation of the Borrowers to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if the Lender fails to debit the account.

         4. Subordination Agreement; Indenture. Indebtedness evidenced by this Note shall constitute "Senior Debt" of each Borrower as defined in that certain Indenture dated as of February 17, 1998 by and among AVIATION SALES COMPANY, certain subsidiaries of AVIATION SALES COMPANY, and SunTrust Bank, Central Florida, National Association (the "Indenture"), equal in right of payment and on parity with all other "Senior Debt" of each Borrower as defined in the Indenture.

         5. Representations. Each of the Borrowers hereby represents and warrants to the Lender that the execution, delivery and performance of this Note by the Borrowers and the other agreements and documents executed and delivered in connection therewith by the Borrowers and certain corporate affiliates of the Borrowers (collectively, the "Affiliate Collateral Documents" do not and will not (i) conflict with the "Organizational Documents" (as such term is defined in that certain Fourth Amended and Restated Credit Agreement dated as of May 31, 2000 among the Borrowers, the lenders and other financial institutions from time to time a party thereto, and Citicorp USA, Inc., a Delaware corporation ("Citicorp"), as Agent for the lenders and issuing banks thereunder, as amended (the "Credit Agreement")) or by-laws of any Borrower or any other affiliate of any Borrower a party to any of the Affiliate Collateral documents (each an "Affiliate Guarantor"), (ii) constitute a tortious interference with any "Contractual Obligation" (as such term is defined in the Credit Agreement) of any Borrower or Affiliate Guarantor, or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any "Requirement of Law" (as such term is defined in the Credit Agreement") or Contractual Obligation of any Borrower or Affiliate Guarantor, or require termination of any such Contractual Obligation, or (iii) require any approval of the shareholders of any Borrower or Affiliate Guarantor.

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

         6. Authority and Enforceability. Each Borrower has the requisite power and authority to execute, deliver and perform this Note and the other agreements and documents executed and delivered by it in connection herewith and each of the Affiliate Guarantors has the requisite power and authority to execute, deliver and perform such Affiliate Collateral Documents. The execution, delivery and performance of this Note and the Affiliate Collateral Documents have been duly authorized by all necessary corporate action and such authorization has not been rescinded. No other corporate action or proceedings on the part of any Borrower or Affiliate Guarantor are necessary to consummate such transactions. This Note and the Affiliate Collateral Documents have been duly executed and delivered on behalf of the Borrowers and constitutes such person's legal, valid and binding obligation, enforceable against the Borrowers and the Affiliate Guarantors in accordance with its terms.

         7. Events of Default. Each of the following occurrences shall constitute an Event of Default under this Note:

         (a) Failure to Make Payments When Due. The Borrowers shall fail to pay when due any principal of or interest on the indebtedness evidenced by this Note in accordance with the terms hereof.

         (b) Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) An involuntary case shall be commenced against any Borrower, any Affiliate Guarantor or any other guarantor of all or any portion of the indebtedness evidenced hereby (a "Guarantor") and the petition shall not be dismissed, stayed, bonded or discharged within thirty (30) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Borrower, any Affiliate Guarantor or any Guarantor in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or
(ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower, any Affiliate Guarantor or any Guarantor or over all or a substantial part of the property subject to the Second Collateral Documents Amendment (as such term is defined in the Credit Agreement) or of the property securing any guaranty of any Guarantor ("Property") shall be entered; or an interim receiver, trustee or other custodian of any Borrower, any Affiliate Guarantor or any Guarantor or of all or a substantial part of the Property shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the Property shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within thirty (30) days after entry, appointment or issuance.

         (c) Voluntary Bankruptcy; Appointment of Receiver, Etc. Any Borrower, Affiliate Guarantor or Guarantor shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its Property; or any Borrower, Affiliate Guarantor or Guarantor shall make any assignment for the benefit of creditors or shall be unable or fail, or admit in writing its inability, to pay its debts as such


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

debts become due; or the shareholders or board of directors (or equivalent) of any Borrower, or Affiliate Guarantor (or any committee thereof) or any Guarantor adopts any resolution or otherwise authorizes any action to approve any of the foregoing.

         (d) Dissolution. Any order, judgment or decree shall be entered against any Borrower or any Affiliate Guarantor decreeing its involuntary dissolution or split-up and such order shall remain undischarged and unstayed for a period in excess of thirty (30) days; or any Borrower or any Affiliate Guarantor shall otherwise dissolve, be dissolved, or cease to exist except as specifically permitted by this Note.

         Upon the occurrence and during the continuance of any Event of Default described in clauses (b) through (d) above, the unpaid principal amount evidenced by this Note shall become, and upon the occurrence and during the continuance of all other Events of Default, such unpaid principal amount may be declared by the Lender to be, due and payable. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Borrower (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Borrower), which at any time shall come into the possession or custody or under the control of the Lender or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, the Lender shall have all rights and remedies available under the Note and each of the agreements and documents executed and delivered in connection therewith, as well as all rights and remedies available at law or in equity.

         8. Transaction Expenses. The Borrowers, jointly and severally, agree upon demand to pay, or reimburse the Lender for all of the Lender's reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction, and investigation expenses and for all other out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisers, and other consultants and agents) incurred by the Lender in connection with (i) the preparation, negotiation, and execution of this Note and the agreements and documents executed and delivered in connection therewith and the Lender's periodic reviews and audits of the Borrowers, Affiliate Guarantors and Guarantors; (ii) the preparation, negotiation, execution and interpretation of this Note and the agreements and documents executed and delivered in connection therewith; (iii) the creation, perfection or protection of the liens securing this Note (including, without limitation, any reasonable fees and expenses for local counsel in various jurisdictions); (iv) consultation with attorneys in connection therewith and with respect to the Lender's rights and responsibilities under this Note and the agreements and documents executed and delivered in connection therewith; (v) the protection, collection or enforcement of any of the obligations evidenced hereby or by such other agreements and documents; (vi) the commencement, defense or intervention in any court proceeding relating in any way to such obligations, any security therefor, any Borrower, any guarantor thereof, this Note or any of such other agreements and documents; (vii) the response to, and preparation for, any subpoena or request for document production with which the Lender is served or deposition or other proceeding in which the Lender is called to testify, in each case, relating in any way to such obligations, any security therefor, any Borrower, any guarantor thereof, this Note or any of such other agreements and documents; and (viii) any amendments, consents, waivers, assignments, restatements, or supplements to this Note or any of such agreements and documents and the preparation, negotiation, and execution of the same.

         9. Enforcement Expenses. The Borrowers, jointly and severally, further agree to pay or reimburse the Lender, upon demand, for all out-of-pocket costs and expenses, including, without limitation reasonable attorneys' fees (including costs of settlement) incurred by the Lender after the occurrence of an Event of Default (i) in enforcing this Note and the agreements and documents executed and delivered in connection therewith and the security therefor or exercising or enforcing any other right or remedy available by reason of such Event of Default; (ii) in connection with any refinancing or restructuring of the credit arrangements provided under this Note in the nature of a "work-out" or in any insolvency or bankruptcy proceeding; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the obligations evidenced hereby, any Borrower, any guarantor thereof, or security therefor and related to or arising out of the transactions contemplated hereby or by any of the agreements and documents executed in connection herewith, and (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clauses (i) through (iii) above.

         10. Indemnity. The Borrowers, jointly and severally, further agree (a) to indemnify and hold harmless the Lender and each of its officers, directors, employees, attorneys and agents (collectively, the "Indemnitees") from and against any and all liabilities, obligations, losses (other than loss of profits), damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever and including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of (i) this Note or the agreements and documents executed and delivered in connection therewith, the making of the loan evidenced hereby, the management of such loan, the use or intended use of the proceeds of such loan, or any of the other transactions contemplated by any of the agreements and documents executed and delivered in connection herewith, or (ii) any liabilities and costs relating to any violation by any Borrower, any Affiliate Guarantor or their respective predecessors-in-interest of any environmental, health or safety requirements of law, the past, present or future operations of any Borrower, any Affiliate Guarantor or their respective predecessors-in-interest, or the past, present or future environmental, health or safety condition of any respective past, present or future property of such persons, the presence of asbestos-containing materials at any respective past, present or future property of such persons, or the release or threatened release of any contaminant into the environment by any Borrower, any Affiliate Guarantor or their respective predecessors-in-interest, or the release or threatened release of any contaminant into the environment from or at any facility to which any Borrower, any Affiliate Guarantor or their respective predecessors-in-interest sent or directly arranged the transport of any contaminant (collectively, the "Indemnified Matters"), provided, however, the Borrowers shall have no obligation to an Indemnitee hereunder with respect to Indemnified Matters caused by or resulting from the "willful misconduct" or "gross negligence" of such Indemnitee, as determined by a final, nonappealable order of a court of competent jurisdiction and (b) not to assert any claim against any of the Indemnified Parties on any theory of liability for special, indirect, consequential or punitive damages arising out of, or in any way in connection with, the loans made hereunder or the transactions evidenced by the agreements and documents executed and delivered in connection herewith, and/or any other matters governed by this Note and such other agreements and documents. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The Lender agrees to notify the Borrowers of the institution or assertion of any Indemnified Matter, but the parties hereto hereby agree that the failure to so notify the Borrowers shall not release any Borrower from its obligations hereunder, except to the extent of any material increase in the liabilities of such Borrower hereunder directly resulting from such failure to receive notice from such Indemnitees.

         11. Communications. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by facsimile transmission or courier service or United States certified mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile transmission, or four (4) Business Days after deposit in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided herein) shall be as set forth below:

                  If to the Borrowers:

                  c/o Aviation Sales Company
                  3601 Flamingo Road
                  Miramar, Florida 33027
                  Attn: Dale S. Baker
                  Telecopy: 954-538-6610

                  with a copy to:

                  Akerman Senterfitt & Eidson, P.A.
                  SunTrust International Center
                  28th Floor One S.E. 3rd Avenue
                  Miami, Florida 33131-1704
                  Attn: Phillip B. Schwartz
                  Telecopy: 305-374-5095

                  If to the Lender:

                  Bank of America, N.A.
                  Private Bank
                  700 Louisiana, 6th Floor
                  Houston, Texas 77002
                  Attn: Samantha Kennedy
                  Telecopy: 713-247-7150

                  with a copy to:

                  Porter & Hedges, L.L.P.
                  700 Louisiana, Suite 3500
                  Houston, Texas 77002
                  Attn: F. Walter Bistline, Jr.
                  Telecopy: 713-226-0281


or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties to this Agreement.

         12. Certain Waivers. Demand, presentment, diligence, protest and notice of nonpayment are hereby waived by the Borrowers.

         13. Successors and Assigns. This Note shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lender. The rights hereunder of the Borrowers, or any interest therein may not be assigned without the written consent of the Lender.

         14. Certain Rights. No failure or delay on the part of the Lender in the exercise of any power, right or privilege under this Note shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right. power or privilege. All rights and remedies existing under this Note are cumulative with and not exclusive of any rights or remedies otherwise available.

         15. Jurisdiction. THE LENDER AND EACH OF THE BORROWERS EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY TEXAS STATE COURT OR FEDERAL COURT SITTING IN TEXAS, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION THEREWITH, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL

CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH BORROWER IRREVOCABLY DESIGNATES AND APPOINTS BOYAR & MILLER, P.C., 4265 SAN FELIPE, SUITE 1200, HOUSTON, TEXAS 77027, AS ITS AGENT (THE "PROCESS AGENT") FOR SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. EACH OF THE LENDER AND THE BORROWERS AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH BORROWER WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         16. Additional Waivers. EACH BORROWER AGREES THAT THE LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE LENDER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE LENDER. EACH BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE LENDER TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. EACH BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

         17. Service of Process. EACH BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PROCESS AGENT OR THE BORROWERS' NOTICE ADDRESS SPECIFIED ABOVE, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. EACH BORROWER IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION THEREWITH IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWERS IN THE COURTS OF ANY OTHER JURISDICTION.

         18. Trial by Jury Waiver. EACH OF THE LENDER AND BORROWERS IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. ANY OF THE BORROWERS OR THE LENDER MAY FILE AN ORIGINAL OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         19. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         20. Advice of Counsel. Each Borrower represents and warrants to the Lender that it has discussed this Note with its counsel. Each of the Borrowers agrees that it shall be jointly and severally liable for all of the indebtedness evidenced by this Note. Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lender hereunder, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them. Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the indebtedness evidenced hereby, it being the intention of the parties hereto that all of such indebtedness shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of such indebtedness as and when due or to perform any of the agreements contained herein in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such agreement.

         21. Further Waivers. The obligations of each Borrower under the provisions hereof constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Note or any other circumstances whatsoever. Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of the advance of the principal amount of the loan made hereunder, notice of occurrence of any Event of Default, or of any demand for any payment under this Note, notice of any action at any time taken or omitted by the Lender under or in respect of any of the obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Note. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of such obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lender at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Note, any and all other indulgences whatsoever by the Lender in respect of any of such obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with the applicable laws or regulations thereunder which might, but for the provisions of this paragraph, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations hereunder, it being the intention of each Borrower that, so long as any of the obligations evidenced by this Note remain unsatisfied, the obligations of such Borrower under this paragraph shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this paragraph shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement liquidation, reconstruction or similar proceeding with respect to any Borrower or the Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or the Lender. The provisions of this paragraph are made for the benefit of the Lender and its successors and assigns, and may be enforced by any such person from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of any such person first to marshal any of its claims or to exercise any of its rights against any other person or to exhaust any remedies available to it against any other person or to resort to any other source or means of obtaining payment of any of the indebtedness evidenced hereto or to elect any other remedy. The provisions of this paragraph shall remain in effect until all the indebtedness evidenced hereby shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of such indebtedness, is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this paragraph will forthwith be reinstated in effect, as though such payment had not been made.

         Notwithstanding any provision to the Excess Funding Borrower (as defined below), each other Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to such Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of any Borrower to any Excess Funding Borrower under this paragraph shall be subordinate and subject in right of payment to the prior payment in full of the indebtedness of such Borrower under the other provisions of this Note, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "Excess Funding Borrower" shall mean, in respect of any obligations arising under the other provisions of this Note (hereafter, the "Joint Obligations"), a Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations, (ii) "Excess Payment" shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Obligations, and (iii) "Pro Rata Share", for the purposes of this paragraph, shall mean, for any Borrower, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (B) the amount by which the aggregate present fair saleable value of all assets and other properties of such Borrower and all of the other Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, matured and unliquidated liabilities, but excluding the obligations of such Borrower and the other Borrowers hereunder) of such Borrower and all of the other Borrowers, all as of the date hereof.

         22. Conditions to Lending. The Lender shall not be obligated to advance the Loan to be evidenced by this Note unless and until it shall have received the following items, each satisfactory to it in form and substance:

         (a) this Note;

         (b) an origination fee of $25,000;

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

         (c) the Borrowers' Certificates of Corporate Resolutions and
             Incumbency;

         (d) a Loan Parties Agreement with the Borrowers and the Affiliate Guarantors;

         (e) a Guaranty from the Affiliate Guarantors;

         (f) an Intercreditor Agreement and a Second Collateral Documents Amendment with Citicorp, the Borrowers and Affiliate Guarantors and the other parties thereto;

         (g) an opinion of Akerman, Senterfitt & Eidson, P.A., the Borrowers' and Affiliate Guarantors' legal counsel;

         (h) Limited Guarantees from Robert Alpert, Lacy Harber, Don Sanders and Benito Quevedo, together with the pledge agreements, letters of credit and/or blocked account documents negotiated with each such guarantor;

         (i) an opinion of Boyar & Miller PC, the Guarantors' legal counsel; and

         (j) payment of the fees and expenses of Porter & Hedges, L.L.P., legal counsel to the Lender, in connection with this transaction through closing.

         23. Arbitration. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS NOTE AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                  B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY /WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C.

         SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         24. NOTICE OF FINAL AGREEMENT. THIS WRITTEN NOTE REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         25. Headings. Section headings in this Note are included for convenience only and shall not constitute a part of this Note for any other purpose.

         IN WITNESS WHEREOF, each of the Borrowers has caused this Note to be executed and delivered by its duly authorized officer as of the day and year first above written.


AVIATION SALES DISTRIBUTION
SERVICES COMPANY                           AIRCRAFT INTERIOR DESIGN, INC.


By: /s/ BENITO QUEVEDO                     By: /s/ BENITO QUEVEDO
    ------------------------------------       ---------------------------------
    Benito Quevedo, President                  Benito Quevedo, Vice President



AVS/M-2, INC.                              AVIATION SALES LEASING COMPANY


By: /s/ BENITO QUEVEDO                     By: /s/ BENITO QUEVEDO
    ------------------------------------       ---------------------------------
    Benito Quevedo, Vice President             Benito Quevedo, Vice President


TRIAD INTERNATIONAL
MAINTENANCE CORPORATION                    AEROCELL STRUCTURES, INC.

By: /s/ BENITO QUEVEDO                     By: /s/ BENITO QUEVEDO
    ------------------------------------       ---------------------------------
    Benito Quevedo, Vice President             Benito Quevedo, Vice President

AVS/M-3, INC.

By: /s/ BENITO QUEVEDO
    ------------------------------------
    Benito Quevedo, Vice President


WHITEHALL CORPORATION

By: /s/ BENITO QUEVEDO
    ------------------------------------
    Benito Quevedo, Vice President

CARIBE AVIATION, INC.

By: /s/ BENITO QUEVEDO
    ------------------------------------
    Benito Quevedo, President


TIMCO ENGINE CENTER, INC.

By: /s/ BENITO QUEVEDO
    ------------------------------------
    Benito Quevedo, Vice President